SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 4, 2002

                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

           California                    0-27122                 94-2900635
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
          Incorporation)                                     Identification No.)

                   150 Rose Orchard Way                  95134
                       San Jose, CA                   (Zip Code)
         (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

            This report is being filed by Adept Technology, Inc. ("Adept") to announce that it has applied to The Nasdaq Stock Market, Inc. ("Nasdaq") to transfer the listing of its common stock from the Nasdaq National Market (the "NNM") to the Nasdaq SmallCap Market (the "SmallCap Market"). Adept's common stock will continue to be listed on the NNM pending review by Nasdaq of the application. If Nasdaq notifies Adept that its application is approved, Adept expects that its common stock would commence trading on the SmallCap Market in January 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADEPT TECHNOLOGY, INC.


Date:  December 26, 2002          By: /s/  Michael W. Overby
                                      ----------------------------------------
                                  Michael W. Overby
                                  Vice President and Chief Financial Officer